                                                                     Exhibit 4.2
                             S  P  E  C  I  M  E  N
     NUMBER                                                         SHARES
 ----------------                                              ----------------
 ZQ
 ----------------                                              ----------------
                            JAG MEDIA HOLDINGS, INC.
                       INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF NEVADA

THIS CERTIFIES THAT


Is The Owner Of


           FULLY PAID AND NON-ASSESSABLE SHARES OF $.00001 PAR VALUE
                        SERIES 1 CLASS B COMMON STOCK OF

                            JAG MEDIA HOLDINGS, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:

      /s/ Stephen Schoepfer                              /s/ Gary Valinoti
            SECRETARY                                      PRESIDENT
                           **************************
                            JAG MEDIA HOLDINGS, INC.
                                 CORPORATE SEAL
                                     NEVADA
                           **************************
0601
                                          COUNTERSIGNED AND REGISTERED:
                                                Computershare Trust Company
                                                       P.O. Box 1596
                                                   Denver, Colorado 80201

                                           By:__________________________________
                                                Transfer Agent and Registrar
                                                     Authorized Signature

                             S  P  E  C  I  M  E  N

                                  COMPANY NAME

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --as tenants in common                              UNIF GIFT MIN ACT--         Custodian
TEN ENT --as tenants by the entireties                                          --------------------------
JT TEN  --as joint tenants with right                                            (Cust)           (Minor)
          of survivorship and not as                                   under Uniform Gifts to Minors
          tenants in common                                            Act
                                                                          -----------------------
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------


For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------

  --------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Class A Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      -------------------


                       ---------------------------------------------------------

                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


-----------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule l7Ad-15.